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                                                                    EXHIBIT 10.2


                    FIRST AMENDMENT TO LEASE TERMINATION AND
                          OPERATIONS TRANSFER AGREEMENT

         This FIRST AMENDMENT TO LEASE TERMINATION AND OPERATIONS TRANSFER AGREEMENT (the "Amendment") is made and entered into as of this 31st day of May, 2002 by and between (i) DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation ("DALS") and DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, a Tennessee limited liability company ("DALSNC") and (ii) GUY S. PIERCE, an individual ("Pierce").

                                    RECITALS

         A. DALS and Pierce have entered into that certain Lease Termination and Operations Transfer Agreement dated as of the 31st day of March, 2002 (the "Transfer Agreement") relating to the transfer and assignment by DALS to Pierce of all of the right, title and interest of the Lessee in, to and under (i) that certain Lease and Option to Purchase dated April 28, 1999 with Pleasant Care Associates, LP, a Virginia Limited Partnership, as Lessor, for an adult care facility located in Chesapeake, Virginia and known as "Oakcrest Manor" and (ii) that certain Lease and Option to Purchase dated April 28, 1999 with Eakes Investment Company, LP, a North Carolina General Partnership, as Lessor, for an adult care facility located in Williamston, North Carolina and known as "Vintage Inn" (each a "Lease" and collectively the "Leases").

         B. The Transfer Agreement describes DALS as the "Lessee" under each of the Leases and DALS is the "Lessee" referred to in the Transfer Agreement. DALSNC is currently not a party to the Transfer Agreement.

         C. The parties have discovered that the correct Lessee of the Lease for the Vintage Inn facility is DALSNC and desire to amend the Transfer Agreement to add DALSNC as a party thereto with respect to the Vintage Inn facility.

         NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements the parties set forth herein, and other good and valuable consideration, the parties hereto agree as follows:

         1. DALSNC, as the Lessee under the Lease for the Vintage Inn facility, is hereby added as a party to the Transfer Agreement to the same extent and with the same effect as though the Transfer Agreement had been originally made, executed and delivered by DALSNC. The term "Lessee", as and where used in the Transfer Agreement, shall mean DALSNC when referring to the Vintage Inn facility. The term "Lessee", as and where used in the Transfer Agreement, shall mean DALS when referring to the Oakcrest Manor facility.

         2. DALSNC hereby assumes and agrees to perform, keep, observe, and discharge all of the representations, covenants, agreements, undertakings, liabilities and obligations to be performed, kept, observed and discharged by the Lessee under the Transfer Agreement with respect to the Vintage Inn facility.



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         3. The terms, covenants, conditions, representations, agreements and other provisions of the Transfer Agreement shall, when referring to the Vintage Inn facility, be binding upon and shall inure to the benefit of, and shall be enforceable by and against, DALSNC and not DALS. The terms, covenants, conditions, representations, agreements and other provisions of the Transfer Agreement shall, when referring to the Oakcrest Manor facility, be binding upon and shall inure to the benefit of, and shall be enforceable by and against, DALS and not DALSNC.

         4. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective legal representatives, heirs, successors and assigns.

         5. Except as set forth herein, the Transfer Agreement remains unmodified and in full force and effect and its terms and provisions, as amended herein, are hereby ratified and affirmed by the parties hereto.

         6. Signatures to this Amendment transmitted by facsimile or telecopy shall be valid and effective to bind the party so signing, it being expressly agreed that each party to this Amendment shall be bound by its own facsimile or telecopied signature and shall accept the facsimile or telecopied signature of the other party to this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                 DIVERSICARE ASSISTED LIVING SERVICES, INC., a Tennessee corporation


                                 By:  /s/ Charles Rinne
                                      ----------------------------------------
                                 Its: President & COO
                                      ----------------------------------------

                                 DIVERSICARE ASSISTED LIVING SERVICES NC, LLC, a Tennessee limited liability company


                                 By:  /s/ Charles Rinne
                                      ----------------------------------------
                                 Its: President
                                      ----------------------------------------


                                 /s/ Guy S. Pierce
                                 ----------------------------------
                                 Guy S. Pierce







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